SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 15, 2000



                                 TRAVLANG, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)



      Delaware                      0-14026                      13-3174562
      --------                      -------                      ----------
   (State or other                (Commission                  (IRS Employer
   jurisdiction of                File Number)               Identification No.)
   incorporation)



                      7000 W. Palmetto Park Road, Suite 501
                            Boca Raton, Florida 33433
                            -------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (561) 620-9202

                                  iiGroup, Inc.
                  ---------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 7. Financial Statements And Exhibits.

(a)      Financial Statements of Businesses Acquired.

         Audited financial statements of Silicon Ventures, Inc. as of and for the period ended March 31, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TRAVLANG, INC.

         Date:  October 15, 2001             By:  /s/ Howard Brummer
                                                  ------------------
                                             Howard Brummer, President

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholders and Board of
 Directors of Travlang.com

We have audited the accompanying statement of operations, and cash flows of Travlang.com (a division of Gourmetmarket.com) for the period February 8, 1999 to December 31, 1999. These financial statements are the responsibility of the Travlang.com's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of its operations and cash flows of Travlang.com for the period February 8, 1999 to December 31, 1999 in conformity with auditing standards generally accepted in the United States of America.



                                         /s/ Margolies, Fink and Wichrowski
October 1, 2001
Pompano Beach, Florida

                                  TRAVLANG.COM
                        (a division of GourmetMarket.com)

                             STATEMENT OF OPERATIONS
              FOR THE PERIOD FEBRUARY 8, 1999 TO DECEMBER 31, 1999





Revenues, net                                                         $  70,888
                                                                      ---------

General and administrative expenses:
   Contract services and professional fees                               99,000
   General and administrative expenses                                   36,472
   Amortization                                                          29,027
                                                                      ---------

                                                                        164,499
                                                                      ---------
Income (loss) from operations                                           (93,611)

Income tax expense (benefit)
                                                                      ---------

Net loss                                                              $ (93,611)
                                                                      =========







                          The accompanying notes are an
                   integral part of these financial statements

                                  TRAVLANG.COM
                        (a division of GourmetMarket.com)

                             STATEMENT OF CASH FLOWS
              FOR THE PERIOD FEBRUARY 8, 1999 TO DECEMBER 31, 1999




Cash flows from operating activities:
    Net loss                                                          $ (93,611)
                                                                      ---------

Adjustments to reconcile net loss to net:
  cash provided by (used for) operating activities
  Amortization                                                           29,027
  Allowance for bad debts                                                32,000
Changes in assets and liabilities:
  Accounts receivable                                                   (40,019)
  Accounts payable                                                        4,472
                                                                      ---------

Total adjustments                                                        25,480
                                                                      ---------

Net cash used in operations                                             (68,131)
                                                                      ---------

Cash flows from (used in) financing activities
  Payment of notes payable                                              (54,565)
  Advances from affiliates                                              122,696
                                                                      ---------

    Net cash provided by financing activities                            68,131
                                                                      ---------

Net increase (decrease) in cash
    and cash equivalents                                                   --

Cash and cash equivalents, beginning of period                             --
                                                                      ---------

Cash and cash equivalents, end of period                              $    --
                                                                      =========

Supplemental disclosure:

Acquisition of Travlang.com for stock and debt                        $ 145,817
                                                                      =========







                          The accompanying notes are an
                   integral part of these financial statements

                                  TRAVLANG.COM
                        (a division of GourmetMarket.com)
                          NOTES TO FINANCIAL STATEMENTS


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business and basis of presentation

Travlang.com, (the Company) a travel and foreign language site, is recognized as a leader in providing free access to 74 foreign language translation dictionaries to over two million visitors a month. Travlang.com's main source of revenue is from the sale of advertising on its site. The Company currently has contracts with 24/7 Media, Inc., and the Sonar Network, Inc., and a number of foreign language companies. Travlang.com also sells travel aids, foreign language CD-ROMs and foreign language courses, electronic translators, and retail luggage via its Internet site.

On February 8, 1999, GourmetMarket.com acquired all the contracts, rights and interest in Travlang.com, for $95,817 in cash and notes payable, and 62,500 shares of the GourmetMarket's common stock valued at $1.00 per share, totaling $158,317. Travlang.com incurred $29,027 of amortization expense for the period from February 8, 1999 to December 31, 1999 related to this acquisition.

Cash equivalents

For purposes of the statement of cash flows, the Company considers all cash and other demand deposits to be cash and cash equivalents. As of December 31, 1999, Travlang had no cash equivalents.

Revenue recognition

Fees generated from advertising appearing on the Company's websites and from advertising and channel presets included in the Company's products are recognized as revenue over the terms of the contracts. The Company may guarantee a minimum number of page impressions on the Company's websites for a specified period, click-through or other specified criteria. To the extent these guarantees are not met, the Company defers recognition of the corresponding revenues until guaranteed delivery levels are achieved.

                                  TRAVLANG.COM
                        (a division of GourmetMarket.com)
                    NOTES TO FINANCIAL STATEMENTS (Continued)


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income taxes

The Company accounts for income taxes according to Statement of Financial Accounting Standard No. 109 "Accounting for Income Taxes" which requires an asset and liability approach to financial accounting for income taxes. Deferred income tax assets and liabilities are computed annually for the difference between the financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period, plus or minus the change during the period in deferred tax assets and liabilities. No provision for income taxes has been recorded in the accompanying financial statements as the result of the Company's net operating losses.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These assumptions, if not realized, could affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Fair value of financial instruments

The Company's financial instruments, primarily consisting of cash and cash equivalents, accounts receivable, accounts payable, bank line of credit payable, and notes payable, approximate fair value due to their short-term nature or interest rates that approximate market.


2.       ASSETS TO BE DISPOSED

On January 14, 2000, GourmetMarket.com entered into an agreement to dispose of Travlang.com. The terms of the sale were for GourmetMarket.com to receive 250,000 shares of Travlang Inc.'s common stock (formerly known as iiGroup, Inc., a related party) and $250,000 payable as follows: approximately $146,000 in cash and the assumption of approximately $104,000 in liabilities.